                                          SEQUOIA FUND, INC.
                                            ANNUAL REPORT
                                          DECEMBER 31, 2001

                               SEQUOIA FUND, INC.
                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
               WITH INCOME DIVIDENDS REINVESTED AND CAPITAL GAINS
                        DISTRIBUTIONS ACCEPTED IN SHARES
The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 2001. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                 VALUE OF     VALUE OF      VALUE OF
                                 INITIAL     CUMULATIVE    CUMULATIVE    TOTAL
                                 $10,000    CAPITAL GAINS  REINVESTED   VALUE OF
PERIOD ENDED:                   INVESTMENT  DISTRIBUTIONS  DIVIDENDS     SHARES
-------------                   ----------  -------------  ---------     ------
July 15, 1970.................   $ 10,000    $       --     $     --   $   10,000
May 31, 1971..................     11,750            --          184       11,934
May 31, 1972..................     12,350           706          451       13,507
May 31, 1973..................      9,540         1,118          584       11,242
May 31, 1974..................      7,530         1,696          787       10,013
May 31, 1975..................      9,490         2,137        1,698       13,325
May 31, 1976..................     12,030         2,709        2,654       17,393
May 31, 1977..................     15,400         3,468        3,958       22,826
Dec. 31, 1977.................     18,420         4,617        5,020       28,057
Dec. 31, 1978.................     22,270         5,872        6,629       34,771
Dec. 31, 1979.................     24,300         6,481        8,180       38,961
Dec. 31, 1980.................     25,040         8,848       10,006       43,894
Dec. 31, 1981.................     27,170        13,140       13,019       53,329
Dec. 31, 1982.................     31,960        18,450       19,510       69,920
Dec. 31, 1983.................     37,110        24,919       26,986       89,015
Dec. 31, 1984.................     39,260        33,627       32,594      105,481
Dec. 31, 1985.................     44,010        49,611       41,354      134,975
Dec. 31, 1986.................     39,290        71,954       41,783      153,027
Dec. 31, 1987.................     38,430        76,911       49,020      164,361
Dec. 31, 1988.................     38,810        87,760       55,946      182,516
Dec. 31, 1989.................     46,860       112,979       73,614      233,453
Dec. 31, 1990.................     41,940       110,013       72,633      224,586
Dec. 31, 1991.................     53,310       160,835      100,281      314,426
Dec. 31, 1992.................     56,660       174,775      112,428      343,863
Dec. 31, 1993.................     54,840       213,397      112,682      380,919
Dec. 31, 1994.................     55,590       220,943      117,100      393,633
Dec. 31, 1995.................     78,130       311,266      167,129      556,525
Dec. 31, 1996.................     88,440       397,099      191,967      677,506
Dec. 31, 1997.................    125,630       570,917      273,653      970,200
Dec. 31, 1998.................    160,700       798,314      353,183    1,312,197
Dec. 31, 1999.................    127,270       680,866      286,989    1,095,125
Dec. 31, 2000.................    122,090       903,255      289,505    1,314,850
Dec. 31, 2001.................    130,240     1,002,955      319,980    1,453,175

The total amount of capital gains distributions accepted in shares was $611,666, the total amount of dividends reinvested was $116,619.
No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

TO THE SHAREHOLDERS OF
SEQUOIA FUND, INC.

Dear Shareholder:
    Sequoia Fund's results for the fourth quarter of 2001 are shown below with comparable results for the leading market indexes:

To December 31, 2001                 Sequoia    Dow Jones      Standard &
                                      Fund     Industrials     Poor's 500
                                      ----     -----------     ----------
Fourth Quarter                        8.30%          13.80%          10.73%
1 Year                               10.52           -5.48          -11.91
5 Years (Annualized)                 16.49           10.98           10.68
10 Years (Annualized)                16.54           14.69           12.92

    The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major US corporations. The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 actively traded blue chip stocks. The performance data quoted represents past performance and assumes reinvestment of dividends. The investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

                         ------------------------------

   We are pleased to report that in 2001 we had a total return of 10% and that our holdings as a group avoided the general decline of the market averages as indicated above.

    The expanded display of our performance as shown above is now mandated by the SEC. Despite the increasing complexity of the performance table, it should assist you to better assess the management of your funds than does a quarterly or annual performance number. We believe strongly in our long held policy of making large commitments in a limited number of portfolio holdings. This approach may tend at times to result in significant divergence in performance from the general market, but, in our opinion, when carefully pursued should lead to a more satisfactory long term result.

    The outrageous behavior of all the participants in the Enron scandal struck the perceived integrity of the business and the financial worlds with the same force that the tragic acts of September 11th dramatized the dangers of terrorism on our own soil. Just as there will be a great line of demarcation between the way the world operated pre-September 11th and the way it will operate in the future, we believe there will be a vast difference between the way the financial world operated pre-Enron and the way it will operate post-Enron. For our part, security analysis has increasingly become an exercise in ferreting out the truth from the half-truths and deceptions. However, we believe there will be a sea change, not only because of actions of Congress, public outrage and increased regulation, but perhaps most of all because of self-interest.

    Just as self-interest was the driving force behind pre-Enron accounting (stock options were worth more if companies produced rapid, preferably smooth, reported EPS growth), the combination of self-interest and regulation will result in a very different financial world going forward, with CEO's, directors, audit committees and accounting firms likely to act very differently post-Enron. They will do so if for no other reason than that they don't want their wives to have to explain to Katie Couric that their CEO husbands were totally unaware of the alleged fraud being committed by the CFO. Large accounting firms don't want to have their very existence threatened by devastating publicity and questions about their fundamental credibility. CEO's don't want to have to go before Congress and take the Fifth Amendment, while directors and audit committee members don't want to be sued or have their names and reputations tarnished and destroyed on the front pages of newspapers.

    While we don't think that the changes in accounting will be so great that true economic earnings and reported earnings will be one and the same, we do believe that going forward, post-Enron reported earnings will more closely reflect economic reality. We are proud of the integrity of the financial reporting of our portfolio companies in which we are invested. It is interesting to conjecture how high the multiple of the S&P 500 index would be as reported earnings are altered in the post-Enron era to be much closer to true economic earnings. We will continue to assess the true economic earnings of companies in which we are invested by making realistic adjustments to the reported earnings. In conclusion we believe the changes in behavior whether caused by regulation or self-interest will be healthy for the serious long-term investor.

    Finally, despite the substantial declines in many individual stocks as well as the averages, we find that the optimism generated by more than a decade of above average gains has still created a level of the stock market which gives very generous valuations of most companies. During 2001, we were able to find few opportunities to buy companies at prices which met our valuation standards. Once again, we urge you to maintain adequate financial reserves for your foreseeable spending needs, keep your investment expectations low and we will work hard to achieve them in this new atmosphere.

                                   Sincerely,

 /s/ Carley Cuniff                                  /s/ Richard T. Cuniff
Carley Cunniff                                      Richard T. Cunniff
Executive Vice President                            Vice Chairman

 /s/ Robert D. Goldfarb                             /s/ William J. Ruane
Robert D. Goldfarb                                  William J. Ruane
President                                           Chairman
February 19, 2002

                               SEQUOIA FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001

COMMON STOCKS (79.90%)

                                                                       VALUE
   SHARES                                               COST          (NOTE 1)
   ------                                          --------------  --------------
              BANK HOLDING COMPANIES (12.95%)
   8,710,393  Fifth Third Bancorp................  $   87,194,981  $  534,208,403
              Mercantile Bankshares
     243,300  Corporation........................       2,547,217      10,471,632
                                                   --------------  --------------
                                                       89,742,198     544,680,035
                                                   --------------  --------------
              BUILDING MATERIALS (3.10%)
   1,963,000  Fastenal Company+..................     112,198,911     130,402,090
                                                   --------------  --------------
              DIVERSIFIED COMPANIES (35.33%)
      19,661  Berkshire Hathaway Inc. Class A*...     157,992,830   1,486,371,600
                                                   --------------  --------------
              ELECTRONIC (0.31%)
     476,700  Molex Inc. Class A.................      12,992,243      12,894,735
                                                   --------------  --------------
              HOME FURNISHINGS (2.39%)
   2,414,000  Ethan Allen Interiors, Inc.+.......      61,511,689     100,398,260
                                                   --------------  --------------
              INSURANCE (8.62%)
   2,430,500  Progressive Corporation............      81,538,669     362,873,650
                                                   --------------  --------------
              LAUNDRY SERVICES (0.47%)
     414,400  Cintas Corporation.................      11,070,348      19,891,200
                                                   --------------  --------------
              MANUFACTURING (3.03%)
   3,087,350  Dover Corporation..................     109,217,300     114,448,064
     240,500  Harley Davidson, Inc...............       1,578,883      13,061,555
                                                   --------------  --------------
                                                      110,796,183     127,509,619
                                                   --------------  --------------
              PERSONAL CREDIT (2.11%)
   1,532,200  Household International Inc........      26,537,251      88,775,668
                                                   --------------  --------------
              PROCESS CONTROL INSTRUMENTS (0.38%)
     263,700  Danaher Corporation................       9,877,812      15,903,747
                                                   --------------  --------------
              RACETRACKS (0.74%)
              International Speedway Corp.
     803,700  Class A............................      25,758,212      31,424,670
                                                   --------------  --------------
              RETAILING (7.54%)
      54,600  Costco Wholesale Corporation*......       1,665,393       2,423,148
   7,893,800  TJX Companies, Inc.................     170,148,431     314,646,868
                                                   --------------  --------------
                                                      171,813,824     317,070,016
                                                   --------------  --------------

                                                                       VALUE
   SHARES                                               COST          (NOTE 1)
   ------                                          --------------  --------------
              Miscellaneous Securities (2.93%)...  $   92,183,356  $  123,191,050
                                                   --------------  --------------
              TOTAL COMMON STOCKS................     964,013,526   3,361,386,340
                                                   --------------  --------------

 PRINCIPAL
   AMOUNT
   ------
              U.S. GOVERNMENT OBLIGATIONS
                (20.10%)
              U.S. Treasury Bills due 1/17/02
$659,000,000  through 2/28/02....................     657,490,059     657,490,059
              U.S. Treasury Notes, 6 3/8% due
 187,500,000  01/31/2002.........................     187,467,605     188,203,125
                                                   --------------  --------------
              TOTAL U.S. GOVERNMENT
                OBLIGATIONS......................     844,957,664     845,693,184
                                                   --------------  --------------
              TOTAL INVESTMENTS (100%)++.........  $1,808,971,190  $4,207,079,524
                                                   ==============  ==============

-------------------

 ++  The cost for federal income tax purposes is identical.
  *  Non-income producing.
  +  Refer to Note 7.

   The accompanying notes form an integral part of these Financial Statements

                               SEQUOIA FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS:

  Investments in securities, at value (cost
    $1,808,971,190) (Note 1)......................    $ 4,207,079,524
  Cash on deposit with custodian..................          2,414,319
  Receivable for capital stock sold...............            760,678
  Receivable for investment securities sold.......         16,213,337
  Dividends and interest receivable...............          7,437,719
  Other assets....................................             44,325
                                                      ---------------
    Total assets..................................      4,233,949,902
                                                      ---------------

LIABILITIES:

  Payable for capital stock repurchased...........            533,455
  Accrued investment advisory fee.................          3,150,450
  Accrued other expenses..........................            136,538
                                                      ---------------
    Total liabilities.............................          3,820,443
                                                      ---------------
Net assets applicable to 32,478,458 shares of
  capital stock outstanding (Note 4)..............    $ 4,230,129,459
                                                      ===============
Net asset value, offering price and redemption
  price per share.................................            $130.24
                                                      ===============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
  Income:
    Dividends:
      Unaffiliated companies......................    $    13,555,201
      Affiliated companies (Note 7)...............            386,240
    Interest......................................         56,998,325
                                                      ---------------
        Total income..............................         70,939,766
                                                      ---------------
  Expenses:
    Investment advisory fee (Note 2)..............         39,520,181
    Legal and auditing fees.......................            129,894
    Stockholder servicing agent fees..............            368,017
    Custodian fees................................             80,000
    Directors fees and expenses (Note 6)..........            178,803
    Other.........................................            229,305
                                                      ---------------
        Total expenses............................         40,506,200
  Less expenses reimbursed by Investment Adviser
    (Note 2)......................................            836,000
                                                      ---------------
        Net expenses..............................         39,670,200
                                                      ---------------
        Net investment income.....................         31,269,566
                                                      ---------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain on investments:
    Unaffiliated companies........................         49,836,661
    Affiliated companies (Note 7).................             13,367
                                                      ---------------
        Net realized gain on investments..........         49,850,028
  Net increase in unrealized appreciation on:
    Investments...................................        323,645,180
                                                      ---------------
        Net realized and unrealized gain on
        investments...............................        373,495,208
                                                      ---------------
Increase in net assets from operations............    $   404,764,774
                                                      ===============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED DECEMBER 31,
                                          ------------------------------
                                               2001            2000
                                          --------------  --------------
INCREASE IN NET ASSETS:
  From operations:
    Net investment income...............  $   31,269,566  $   44,997,211
    Net realized gains..................      49,850,028     942,243,845
    Net increase/(decrease) in
      unrealized appreciation...........     323,645,180    (315,156,819)
                                          --------------  --------------
      Net increase in net assets from
        operations......................     404,764,774     672,084,237
  Distributions to shareholders from:
    Net investment income...............     (30,954,184)    (45,137,144)
    Net realized gains..................    (108,695,093)   (761,659,017)
    Capital share transactions (Note
      4)................................      21,135,078     181,707,472
                                          --------------  --------------
      Total increase....................     286,250,575      46,995,548

NET ASSETS:
  Beginning of year.....................   3,943,878,884   3,896,883,336
                                          --------------  --------------
  End of year...........................  $4,230,129,459  $3,943,878,884
                                          ==============  ==============

NET ASSETS CONSIST OF:
  Capital (par value and paid in
    surplus)............................  $1,834,354,645  $1,794,951,606
  Undistributed net investment income...         354,842          39,460
  Undistributed net realized
    (losses)/gains (Note 3).............      (2,688,362)     74,424,664
  Unrealized appreciation...............   2,398,108,334   2,074,463,154
                                          --------------  --------------
    Total Net Assets....................  $4,230,129,459  $3,943,878,884
                                          ==============  ==============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    Sequoia Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. VALUATION OF INVESTMENTS: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued at the last reported sales price on the NASDAQ National Market System on the last business day of the period; listed securities and securities traded in the over-the-counter market for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. GENERAL: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS:

    The Fund retains Ruane, Cunniff & Co., Inc. as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment Adviser) provides the Fund with investment advice, administrative services and facilities.

    Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 2001 and the Investment Adviser reimbursed the Fund $836,000.

    For the year ended December 31, 2001, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $39,520,181 and brokerage commissions of $178,290 to Ruane, Cunniff &
Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 2001.

NOTE 3--PORTFOLIO TRANSACTIONS:

    The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended
December 31, 2001 were $255,903,100 and $220,725,545, respectively. Included in proceeds of sales is $26,917,420 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $18,267,961. As a result of the redemptions in-kind, net realized gains differ for financial statements and tax purposes. These realized gains have been reclassified from undistributed realized gains to paid in surplus in the accompanying financial statements.

    At December 31, 2001 the aggregate gross unrealized appreciation and depreciation of securities were $2,398,205,842 and $97,508, respectively.

NOTE 4--CAPITAL STOCK:

    At December 31, 2001 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock were as follows:

                                         2001                     2000
                                -----------------------  -----------------------
                                 SHARES       AMOUNT      SHARES       AMOUNT
                                ---------  ------------  ---------  ------------
Shares sold...................  1,129,012  $137,722,810    715,998  $ 90,211,693
Shares issued to stockholders
  on reinvestment of:
  Net investment income.......    177,192    21,920,774    184,579    22,203,418
  Net realized gains on
    investments...............    792,019    95,716,809  5,443,920   654,982,903
                                ---------  ------------  ---------  ------------
                                2,098,223   255,360,393  6,344,497   767,398,014
Shares repurchased............  1,923,077   234,225,315  4,659,821   585,690,542
                                ---------  ------------  ---------  ------------
Net Increase..................    175,146  $ 21,135,078  1,684,676  $181,707,472
                                =========  ============  =========  ============

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS:

    The tax character of distributions paid during 2001 and 2000 was as follows:

                                              2001          2000
                                          ------------  ------------
Distributions paid from:
Ordinary income.........................  $ 44,425,425  $ 45,159,363
Long-term capital gains.................    95,223,852   761,636,798
                                          ------------  ------------
    Total distributions.................  $139,649,277  $806,796,161
                                          ============  ============

    As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income.....................    $       848,250
Undistributed long-term gain......................          1,028,871
Post October loss deferral........................         (4,210,641)
Unrealized appreciation...........................      2,398,108,334
                                                      ---------------
                                                      $ 2,395,774,814
                                                      ===============

NOTE 6--DIRECTORS FEES AND EXPENSES:

    Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 2001 was $178,803.

NOTE 7--AFFILIATED COMPANIES:

    Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies." The total value and cost of investments in affiliates at December 31, 2001 aggregated $230,800,350 and $173,710,600, respectively. The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 2001 is provided below:

                                                 PURCHASES                       SALES
                                       -----------------------------    ------------------------    REALIZED      DIVIDEND
AFFILIATE                                SHARES            COST          SHARES         COST          GAIN         INCOME
---------                              -----------    --------------    --------    ------------    ---------    ----------
Ethan Allen Interiors, Inc.........            --                --          --              --           --      $386,240
Fastenal Company...................     2,020,000      $115,765,116      57,000      $3,566,205     $ 13,367            --
                                                                                                    --------      --------
                                                                                                    $ 13,367      $386,240
                                                                                                    ========      ========

NOTE 8--FINANCIAL HIGHLIGHTS:

                                       YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2001      2000      1999      1998      1997
                           --------  --------  --------  --------  --------
Per Share Operating
  Performance (for a
  share outstanding
  throughout each year)
Net asset value,
  beginning of year......  $ 122.09  $ 127.27  $ 160.70  $ 125.63  $  88.44
                           --------  --------  --------  --------  --------
Income from investment
  operations:
Net investment income....      0.97      1.66      0.84      0.39      0.08
Net realized and
  unrealized gains
  (losses) on
  investments............     11.52     23.33    (26.83)    43.07     38.10
                           --------  --------  --------  --------  --------
    Total from investment
      operations.........     12.49     24.99    (25.99)    43.46     38.18
                           --------  --------  --------  --------  --------
Less distributions:
Dividends from net
  investment income......     (0.97)    (1.66)    (0.85)    (0.37)    (0.08)
Distributions from net
  realized gains.........     (3.37)   (28.51)    (6.59)    (8.02)    (0.91)
                           --------  --------  --------  --------  --------
    Total
      distributions......     (4.34)   (30.17)    (7.44)    (8.39)    (0.99)
                           --------  --------  --------  --------  --------
Net asset value, end of
  year...................  $ 130.24  $ 122.09  $ 127.27  $ 160.70  $ 125.63
                           ========  ========  ========  ========  ========
Total Return.............     10.5%     20.1%    -16.5%     35.3%     43.2%
Ratios/Supplemental data
Net assets, end of year
  (in millions)..........  $4,230.1  $3,943.9  $3,896.9  $5,001.9  $3,672.6
Ratio to average net
  assets:
  Expenses...............      1.0%      1.0%      1.0%      1.0%      1.0%
  Net investment
    income...............      0.8%      1.2%      0.6%      0.3%      0.1%
Portfolio turnover
  rate...................        7%       36%       12%       21%        8%

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Sequoia Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sequoia Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended
December 31,1998 were audited by other independent accountants whose report dated January 15, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
January 18, 2002

INFORMATION ABOUT SEQUOIA FUND OFFICERS AND DIRECTORS:

    The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

                                                                                                      OTHER
                                                    TERM OF OFFICE AND           PRINCIPAL        DIRECTORSHIPS
                              POSITION HELD           LENGTH OF TIME         OCCUPATION DURING       HELD BY
NAME, AGE, AND ADDRESS          WITH FUND                 SERVED                PAST 5 YEARS        DIRECTOR
----------------------          ---------                 ------                ------------        --------
William J. Ruane, 76       Chairman of the       Term -- 1 Year & Length    Chairman of the       None
767 Fifth Avenue           Board & Director      of Time served --          Board & Director of
New York, NY 10153                               31 Years                   Ruane, Cunniff &
                                                                            Co., Inc.
Richard T. Cunniff, 78     Vice Chairman &       Term -- 1 Year & Length    Vice Chairman &       Sturm,
767 Fifth Avenue           Director              of Time served --          Director of Ruane,    Ruger &
New York, NY 10153                               31 Years                   Cunniff & Co., Inc.   Co., Inc.
Robert D. Goldfarb, 57     President & Director  Term -- 1 Year & Length    President & Director  None
767 Fifth Avenue                                 of Time served -- 23       of Ruane, Cunniff &
New York, NY 10153                               Years                      Co., Inc.
Carol L. Cunniff, 51       Executive Vice        Term -- 1 Year & Length    Executive Vice        None
767 Fifth Avenue           President & Director  of Time served -- 7 Years  President & Director
New York, NY 10153                                                          of Ruane, Cunniff &
                                                                            Co., Inc.
Joseph Quinones, Jr., 56   Vice President,       Term -- 1 Year & Length    Vice President,       None
767 Fifth Avenue           Secretary &           of Time served -- 6 Years  Secretary &
New York, NY 10153         Treasurer                                        Treasurer of Ruane,
                                                                            Cunniff & Co., Inc.
Francis P. Matthews, 79    Director              Term -- 1 Year & Length    Retired               None
767 Fifth Avenue                                 of Time served --
New York, NY 10153                               29 Years
C. William Neuhauser, 75   Director              Term -- 1 Year & Length    Retired               None
767 Fifth Avenue                                 of Time served --
New York, NY 10153                               27 Years
Robert L. Swiggett, 79     Director              Term -- 1 Year & Length    Retired               None
767 Fifth Avenue                                 of Time served --
New York, NY 10153                               31 Years
Roger Lowenstein, 47       Director              Term -- 1 Year & Length    Writer who regularly  None
767 Fifth Avenue                                 of Time served -- 3 Years  contributes to major
New York, NY 10153                                                          Financial and News
                                                                            Publications
Vinod Ahooja, 50           Director              Term -- 1 Year & Length    Retired               None
767 Fifth Avenue                                 of Time served -- 1 Year
New York, NY 10153

                         SEQUOIA FUND, INC.
                         767 FIFTH AVENUE, SUITE 4701
                         NEW YORK, NEW YORK 10153-4798
                         WEBSITE: www.sequoiafund.com

                         DIRECTORS
                           William J. Ruane
                            Richard T. Cunniff
                            Robert D. Goldfarb
                            Carol L. Cunniff
                            Vinod Ahooja
                            Roger Lowenstein
                            Francis P. Matthews
                            C. William Neuhauser
                            Robert L. Swiggett

                         OFFICERS

                                       William J. Ruane             -- CHAIRMAN OF THE BOARD
                                       Richard T. Cunniff           -- VICE CHAIRMAN
                                       Robert D. Goldfarb           -- PRESIDENT
                                       Carol L. Cunniff             -- EXECUTIVE VICE PRESIDENT
                                       Joseph Quinones, Jr.         -- VICE PRESIDENT, SECRETARY & TREASURER

                         INVESTMENT ADVISER & DISTRIBUTOR
                           Ruane, Cunniff & Co., Inc.
                            767 Fifth Avenue, Suite 4701
                            New York, New York 10153-4798

                         CUSTODIAN
                           The Bank of New York
                            Mutual Funds Relationship Management
                            15 Broad Street, 7th Floor
                            New York, New York 10286

                         REGISTRAR AND SHAREHOLDER SERVICING AGENT
                           DST Systems, Inc.
                            P.O. Box 219477
                            Kansas City, Missouri 64121

                         LEGAL COUNSEL
                           Seward & Kissel
                            One Battery Park Plaza
                            New York, New York 10004

  This report has been prepared for the information of shareholders of Sequoia
                                   Fund, Inc.